CONSULTATION AGREEMENT ADDENDUM

Addendum to the Consultation Agreement of the 9th day of September, 2002, made between CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD and GLOBAL PROJECTS CONSULTATIONS INC .

Both  parties  mutually  agree  to  the  following  amendment:

Broadway will pay Global on a retainer basis the agreed sum of US$250,000; such an amount to be paid to Global or its designate, no later than July 31, 2003.

IN WITNESS WHEREOF the parties hereto have duly executed this Amendment as of the day, month and year written below.

Dated:  the  25th  day  of  February,  2003.

CHANGZHOU  BROADWAY  BUSINESS  DEVELOPMENT  CO.  LTD
/s/ Jiaping Jiang
-----------------
Jiaping Jiang

Global Projects Consultations Inc.
/s/ Nico Huang
--------------
Nico Huang